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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                       ----------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report                                                  May 25, 2000
(Date of Earliest Event Reported)

                      COLUMBIA/HCA HEALTHCARE CORPORATION
             (Exact name of Registrant as specified in its Charter)

                                    DELAWARE
                            (State of Incorporation)


 001-11239                                                       75-2497104
(Commission                                                   (I.R.S. Employer
File Number)                                                 Identification No.)


One Park Plaza, Nashville, Tennessee                                37203
(Address of principal executive offices)                          (Zip Code)


                                 (615) 344-9551
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         On May 25, 2000, Columbia/HCA Healthcare Corporation (the "Company") announced that it changed its corporate name to "HCA - The Healthcare Company". See the May 25, 2000 press release attached hereto as
Exhibit 20.


ITEM 7.  EXHIBIT

         Exhibit 20 Columbia/HCA Healthcare Corporation press release dated May 25, 2000.




                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA/HCA HEALTHCARE CORPORATION

/s/ JOHN M. FRANCK II
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John M. Franck II
Vice President and
Corporate Secretary

DATED: May 26, 2000